                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report AUGUST 14, 2000


                             BARR LABORATORIES, INC.
             (Exact name of registrant as specified in its charter)




         New York                      1-9860                 22-1927534

(State or other jurisdiction        (Commission             (IRS Employer
     of incorporation)              File Number)          Identification No.)




Two Quaker Road, P.O. Box 2900, Pomona, New York          10970-0519

    (Address of principal executive offices)              (Zip code)

                                 (914) 362-1100

              (Registrant's telephone number, including area code)

                             BARR LABORATORIES, INC.


                      CURRENT REPORT DATED AUGUST 14, 2000


Item 5. Other Events

         See attached Exhibit 99.2, press release announcing that the U.S. Court of Appeals, Federal Circuit in Washington, D.C, ruled in favor of the Company's "double patenting" claim against the patents protecting Eli Lilly's Prozac(R) anti-depressant. The decision strikes down the patent that would have expired in December 2003.





Item 7. Financial Statements and Exhibits

(c)     Exhibit Number     Exhibit

        99.2 Registrant's August 9, 2000 press release announcing that the U.S. Court of Appeals, Federal Circuit in Washington, D.C, ruled in favor of the Company's "double patenting" claim against the patents protecting Eli Lilly's Prozac(R) anti-depressant. The decision strikes down the patent that would have expired in December 2003.

                             BARR LABORATORIES, INC.


                      CURRENT REPORT DATED AUGUST 14, 2000



                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             BARR LABORATORIES, INC.












Date:  August 14, 2000              /S/ William T. McKee
                                    --------------------
                                    William T. McKee
                                    Chief Financial Officer